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                                                                   EXHIBIT 10.19

STATE OF GEORGIA

COUNTY OF FORSYTH



                                 ASSIGNMENT OF LEASE
                                 -------------------


     THIS AGREEMENT (hereinafter referred to as the "Assignment"), made and
                                                     ----------
entered into as of the 24th day of July, 1998 by and among SQL FINANCIALS INTERNATIONAL, INC. (hereinafter referred to as "Assignor"), TECHNOLOGY
                                                 --------
PARK/ATLANTA, INC.,a Georgia Corporation (hereinafter referred to as "Assignee")
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and METROPOLITAN LIFE INSURANCE COMPANY (hereinafter referred to as "Lessor");
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                          W I T N E S S E T H: That:
                          - - - - - - - - - -  ----


     WHEREAS, pursuant to a certain Lease dated as of March 20, 1997 by and between Assignor, as lessee, and Assignee, as lessor (hereinafter referred to as the "Lease"), Assignor agreed to lease from Assignee certain space (the
     -----
"Premises") located in Forsyth County, Georgia and being more particularly
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described in the Lease; and

     WHEREAS, Assignee subsequently sold the Building and Property (each as defined in the Lease) to Lessor, and Lessor assumed the obligations of "Lessor" under the Lease; and

     WHEREAS, Assignee desires to lease certain space in Building 3970 in Johns Creek (the "3970 Premises") by virtue of that certain Lease dated of even date
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herewith between Assignor, as lessee, and Assignee as lessor (the "3970 Lease");
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and

     WHEREAS, in consideration for entering into the 3970 Lease and pursuant to the terms and conditions hereof, Assignor desires to assign its rights under the Lease and to delegate its obligations under the Lease to Assignee and Assignee desires to accept such assignment and to assume such delegated obligations; and

     WHEREAS, Assignee and Assignor intend that the commencement of the 3970 Lease and the assignment and assumption of the Lease shall occur simultaneously, and that Assignor's rental payments under the Lease and the 3970 Lease shall be continuous, but not duplicative;

                                       1
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     NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

     1. This Assignment shall be effective and in full force and effect as of the Commencement Date, as defined in the 3970 Lease (the "Effective Date").

     2. Subject to paragraph 4 hereof, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Lease and Assignor delegates to Assignee all of Assignor's duties and obligations under the Lease. Subject to paragraph 4 hereof, Assignee hereby accepts all right, title and interest of Assignor in and to the Lease and assumes and agree to perform, discharge, and fulfill all of the duties, liabilities and obligations of Assignor under the Lease. Notwithstanding anything to the contrary contained herein, however, Assignor does not assign, and shall not be deemed to have assigned, and Assignee does not assume, and shall not be deemed to have assumed, any duty, liability or obligation incurred or arising as a result of any breach or default by Assignor under the Lease occurring prior to the Effective Date of this Assignment, and Assignor shall remain responsible for such duties, liabilities and obligations.

     3. Assignor shall indemnify Assignee against, and hold and defend Assignee harmless from, any duty, liability or obligation to Lessor incurred or arising as a result of any breach or default by Assignor under the Lease occurring prior to the Effective Date of this Assignment. Subject to the immediately preceding sentence, Assignee shall indemnify Assignor against, and hold and defend Assignor harmless from, any duty, liability or obligation to Lessor incurred or arising as a result of any breach or default by Assignee under the Lease occurring after the Effective Date of this Assignment.

     4. Assignor hereby agrees to continue to pay all rental amounts due Lessor under the Lease for the first three (3) months after the Effective Date, such that Assignor's obligation to pay rent under the Lease pursuant to this Assignment shall cease simultaneously with Assignee's obligation to pay full Base Rent under the 3970 Lease.

     5. Pursuant to Paragraph 11 of the Lease, Lessor hereby approves this Assignment, and Lessor shall honor and be bound by the Lease, as assigned. Lessor expressly agrees that, subject to paragraph 4 hereof, this Assignment shall release Assignor from its obligations under the Lease as of the Effective Date, and further agrees that Lessor shall return the Security Deposit and Letter of Credit deposited by Assignor under the Lease, plus earned interest on said Security Deposit, to Assignor within thirty (30) days of the Effective Date, Lessor at that time having no claim to or interest in said Security Deposit or Letter of Credit.
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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment or have caused the same to be executed and sealed by their authorized representative the day and year first above written.


                                  ASSIGNOR:
                                  --------

                                  SQL FINANCIALS INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By: /s/
                                     ---------------------------------------
                                      Name:
                                           ---------------------------------
                                      Its:
                                           ---------------------------------


                                                  [CORPORATE SEAL]
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                                  ASSIGNEE:
                                  --------


                                  TECHNOLOGY PARK/ATLANTA, INC., a Georgia corporation

                                  By: /s/
                                     ----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Its:
                                           ----------------------------------

                                                [CORPORATE SEAL]
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                                  LESSOR:
                                  ------


                                  METROPOLITAN LIFE INSURANCE COMPANY

                                  By: /s/
                                     --------------------------------------
                                      Name:
                                           --------------------------------
                                      Its:
                                           --------------------------------

                                              [CORPORATE SEAL]